Exhibit 99.1

Aris Water Solutions Names Stephan Tompsett New Chief Financial Officer

Houston, Texas, September 7, 2022 – Aris Water Solution Inc. (NYSE: ARIS) (“Aris” or the “Company”) announced today that Stephan Tompsett has been named Aris’s next Chief Financial Officer. Mr. Tompsett will assume the responsibilities of Chief Financial Officer immediately.

“The Board and I are excited to add someone with Stephan’s industry and financial experience to the executive team. Stephan is a proven Chief Financial Officer with substantial capital markets experience and a strong background in developing financial and accounting teams, which is critical at this juncture to support the Company’s long-term vision and continued growth,” said Aris President and Chief Executive Officer Amanda Brock. “We are confident that Stephan’s strategic and financial acumen, coupled with his experience leading finance in dynamic, complex companies will be a tremendous contribution to our team.”

Mr. Tompsett has over 20 years of experience primarily in the energy industry in both industry and banking roles. He most recently served as Chief Financial Officer of Limetree Bay Energy and prior to that served as Chief Financial Officer of EagleClaw Midstream and held leadership roles at Andeavor (formerly Tesoro) including Chief Financial Officer of Andeavor Logistics, a subsidiary of Andeavor. He began his career in finance at JPMorgan as an investment banker and has an MBA and BS from the University of Texas.

“I am honored and excited to join the Aris Water Solutions team. The potential for Aris’s growth is significant given its unique asset footprint and environmental solutions capabilities. I look forward to partnering with Amanda and the entire team to continue to enhance the financial and operational performance of this impressive platform,” said Mr. Tompsett

The Company previously announced that Brenda R. Schroer, who until this appointment served as Aris’s Chief Financial Officer, would conclude her role at the end of the year. Ms. Schroer will remain with the Company in an advisory capacity and play a key role in supporting the transition to Mr. Tompsett over the coming months.

About Aris

Aris Water Solutions, Inc. (NYSE: ARIS) is a leading, growth-oriented environmental infrastructure and solutions company that directly helps its customers reduce their water and carbon footprints. Aris Water delivers full-cycle water handling and recycling solutions that increase the sustainability of energy company operations. Its integrated pipelines and related infrastructure create long-term value by delivering high-capacity, comprehensive produced water management, recycling and supply solutions to operators in the core areas of the Permian Basin. Additional information is available on our website, www.ariswater.com.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release may constitute forward-looking statements. Although Aris believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, it cannot assure you that these forward-looking statements will prove to be correct. Forward-looking statements are based on Aris’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, Aris’s actual results may differ materially from those contemplated by these forward-looking statements. Factors that could cause Aris’s actual results to differ materially from the results contemplated by such forward-looking statements include but are not limited to the risk factors discussed or referenced in Aris’s filings made from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause Aris’s actual results to differ may emerge from time to time, and it is not possible for Aris to predict all of them. Aris undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.